SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ X ]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

HARMONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HARMONIC INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 17, 2002

TO THE STOCKHOLDERS OF HARMONIC INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harmonic Inc., a Delaware corporation (the “Company”), will be held on Friday, May 17, 2002 at 8:00 a.m., Pacific Time, at the Marriott Hotel, 2700 Mission College Blvd., Santa Clara, California, 95054, for the following purposes:

1.	To elect six directors to serve for the ensuing year or until their successors are elected and duly qualified.

2.	To approve the adoption of the 2002 Director Option Plan.

3.	To approve the adoption of the 2002 Employee Stock Purchase Plan.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on March 28, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof.

      All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to either vote by Internet, by telephone or to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors

JEFFREY D. SAPER,
Secretary

Sunnyvale, California

April 16, 2002

YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR BY USING THE INTERNET AS INSTRUCTED IN THE PROXY CARD.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO 2002 DIRECTOR OPTION PLAN
PROPOSAL THREE 2002 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL FOUR RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
ADDITIONAL INFORMATION
Performance Graph
OTHER MATTERS
Appendix A 2002 DIRECTOR OPTION PLAN
Exhibit #1 2002 DIRECTOR OPTION AGREEMENT
Exhibit #2 2002 DIRECTOR OPTION EXERCISE NOTICE
Appendix B 2002 EMPLOYEE STOCK PURCHASE PLAN
Exhibit 1 2002 EMPLOYEE STOCK PURCHASE PLAN SUBSCRIPTION AGREEMENT
Exhibit 2 2002 EMPLOYEE STOCK PURCHASE PLAN NOTICE OF WITHDRAWAL

HARMONIC INC.

549 Baltic Way
Sunnyvale, California 94089

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION VOTING

General

      The enclosed Proxy is solicited on behalf of the board of directors of Harmonic Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held May 17, 2002 at 8:00 a.m., Pacific Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Marriott Hotel, 2700 Mission College Blvd., Santa Clara, California, 95054. The telephone number of the Company’s principal offices is (408) 542-2500.

      These proxy solicitation materials and the Company’s Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, were mailed on or about April 16, 2002 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

      Stockholders of record at the close of business on March 28, 2002 (the “Record Date”) are entitled to notice of and to vote at the meeting. At the Record Date, 59,491,522 shares of the Company’s Common Stock, $0.001 par value per share, were issued and outstanding.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy is counted) or by attending the meeting and voting in person.

Voting and Solicitation

      Each stockholder is entitled to one vote for each share of common stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

      The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to such persons for such services.

Quorum; Abstentions; Broker Non-Votes

      The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a similar manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Deadline for Receipt of Stockholder Proposals

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2003 Annual Meeting and that stockholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company no later than December 17, 2002, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting. Under the Company’s bylaws, a stockholder’s notice of business to be brought before an annual meeting must set forth, as to each proposed matter: a) a brief description of the business and reason for conducting such business at the meeting; b) the name and address as they appear on the Company’s books of the stockholder; c) the class and number of shares of the Company owned by the stockholder; d) any material interest of the stockholder in such business; and e) any other information that may be required under Regulation 14A of the Securities and Exchange Commission, or SEC, rules.

      SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting. The discretionary vote deadline for the year 2003 Annual Meeting is March 2, 2003, 45 calendar days prior to the anniversary of the mailing date of this proxy statement. If a stockholder gives notice of such a proposal after the discretionary vote deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s year 2003 Annual Meeting.

      The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s annual meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

      The Company has authorized a board of six directors, and six directors are to be elected at the Annual Meeting. Each of the directors elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in 2003 or until his successor has been duly elected and qualified.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current board of directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director.

      The names of the nominees for director and certain information about each of them are set forth below.

Name	Age	Principal Occupation

Anthony J. Ley	63	Chairman, President and CEO, Harmonic Inc.
E. Floyd Kvamme	64	General Partner, Kleiner Perkins Caufield & Byers
David A. Lane	43	General Partner, Diamondhead Ventures
Lewis Solomon	68	Chairman and CEO of Broadband Services Inc.
Michel L. Vaillaud	70	Retired; former Chairman and CEO of Schlumberger, Limited
David R. Van Valkenburg	59	Chairman, Balfour Associates, Inc.

      Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

      Anthony J. Ley has served as Harmonic’s President and Chief Executive Officer since November 1988. Mr. Ley was elected Chairman of the Board of Directors in 1995. From 1963 to 1987, Mr. Ley was employed at Schlumberger, both in Europe and the United States, holding various senior business management and research and development positions, most recently as Vice President, Research and Engineering at Fairchild Semiconductor/ Schlumberger in Palo Alto, California. Mr. Ley holds an M.A. in mechanical sciences from the University of Cambridge and an S.M.E.E. from the Massachusetts Institute of Technology, is named as an inventor on 29 patents and is a Fellow of the I.E.E. (U.K.) and a senior member of the I.E.E.E.

      E. Floyd Kvamme has been a director of the Company since 1990. Since 1984, Mr. Kvamme has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm. Mr. Kvamme is also a director of Brio Technology, Inc., National Semiconductor Corporation, Photon Dynamics, Inc., Power Integrations, Inc., as well as several private companies. Mr. Kvamme holds a B.S.E.E. from the University of California, Berkeley and an M.S.E.E. from Syracuse University.

      David A. Lane has been a director of the Company since 1992. Mr. Lane is a general partner and co-founder of both Alpine Technology Ventures and Diamondhead Ventures, venture capital firms. Since 1994, he has been a general partner of Alpine Technology Ventures. From June 2000, he has been a general partner of Diamondhead Ventures. From 1987 to 1994, he was a Vice President at the Harvard Private Capital Group, the investment affiliate through which the Harvard Management Company made private and direct investments. Mr. Lane is also a director of several private companies. Mr. Lane holds a B.S.E.E. from the University of Southern California and an M.B.A. from Harvard University.

      Lewis Solomon has been a director of the Company since January 2002. Presently, Mr. Solomon is Co-Founder and Chief Executive Officer of Broadband Services, Inc. (BSI) an outsource provider of supply chain management, network planning, and fulfillment services. He is also Co-Founder and Chairman of G&L Investments, a consulting firm specializing in technology. From 1983 to 1988, he served as the Executive Vice President of Alan Patricof Associates (APA), a global venture capital firm. Mr. Solomon also spent 14 years at General Instrument Corporation (GI) ultimately as Senior Vice President and Assistant to the CEO. Mr. Solomon is a director of Anadigics Inc., Artesyn Technologies Inc, Terayon Communications and several private companies. BSI is a customer of the Company and in 2001 purchased equipment in the amount of $4.9 million.

      Michel L. Vaillaud has been a director of the Company since March 1997. Now retired, from 1973 to 1986 Mr. Vaillaud was with Schlumberger, Limited, most recently as Chairman and Chief Executive Officer. He is a graduate of Ecole Polytechnique in Paris and Ecole Nationale Superieure

des Mines in Paris. He serves as a Trustee of the Institute of Advanced Studies in Princeton, New Jersey.

      David R. Van Valkenburg has been a director of the Company since October 2001. He currently serves as Chairman of Balfour Associates, a firm providing counsel to chief executive officers, boards of directors and private equity funds. Previously, he was Executive Vice President of MediaOne Group, Inc. from 1995 to 2000. While at MediaOne Group, Mr. Van Valkenburg was seconded to Telewest Communications where he was Chief Executive Officer and Chief Operating Officer from 1997 to 1999. He has also held the position of President at both Multivision Cable TV Corporation and Cox Cable Communications Inc. Mr. Van Valkenburg serves on the board of Mobile Data Solutions Inc. and several private companies. He holds a B.A. degree from Malone College, an M.S. degree from the University of Kansas, and an M.B.A. from Harvard University.

Board Meetings and Committees

      The board of directors of the Company held a total of 6 meetings during the fiscal year ended December 31, 2001. No incumbent director attended fewer than 75% of the meetings of the board of directors or the committees upon which such director served during 2001.

      The board of directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

      The Audit Committee currently consists of Messrs. Kvamme, Lane and Vaillaud. In July 2000, the board of directors adopted the Audit Committee Charter. The Audit Committee principally reviews the scope and results of the annual audit of the financial statements and other services provided by the Company’s independent auditors. In addition, the Audit Committee reviews the information provided to stockholders and the Company’s systems of internal controls. The Audit Committee held 4 meetings during 2001.

      The Compensation Committee currently consists of Messrs. Kvamme and Van Valkenburg. The Compensation Committee is responsible for reviewing and approving the Company’s compensation policies and the compensation paid to executive officers. This committee held 1 meeting during 2001.

      The Nominating Committee currently consists of Messrs. Lane and Van Valkenburg. The Nominating Committee is responsible for identifying and nominating suitable candidates for the Company’s board of directors and for review and recommendations concerning compensation of board members.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the board of directors currently consists of Messrs. Kvamme and Van Valkenburg. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Compensation of Directors

      During 2001, each non-employee director was paid a retainer of $8,000, plus $2,000 per board meeting attended and $1,000 per Board Committee meeting attended. The 1995 Director Option Plan provides for the grant of nonstatutory stock options to certain non-employee directors of the Company who are not representatives or beneficial owners of certain previously affiliated investment funds, by means of an automatic, non-discretionary grant mechanism. Under the 1995 Director Option Plan, each eligible outside director was granted an option to purchase 4,000 shares of Common Stock upon election to the board of directors and a further option to purchase 4,000 shares on the date of re-election to the board of directors if on such date, he shall have served on the Board for at least six months. If Proposal Two is approved, the 1995 Director Option Plan will be terminated and be replaced by the 2002 Director Option Plan.

Vote Required and Recommendation

      The six nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law, it will have no other legal effect upon the election of directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO

2002 DIRECTOR OPTION PLAN

      In March, 2002, our board of directors adopted the 2002 Director Option Plan, subject to the approval of our stockholders. The 2002 Director Option Plan is intended to replace our 1995 Director Option Plan, which the board of directors plans to terminate after approval of the 2002 Director Option Plan. Our board of directors has reserved a maximum of 400,000 shares of our common stock for issuance under the 2002 Director Option Plan. The fair market value of our common stock as of March 28, 2002 was $11.60 per share.

      Purpose. The purpose of the 2002 Director Option Plan is to provide the most significant element of director compensation in the form of equity in order to recruit and retain highly qualified non-employee directors and to closely align the interests of directors with those of stockholders.

      The Harmonic Board of Directors believes that recent developments in corporate governance, including uncertainty surrounding ramifications of the Enron situation, continuing litigation risk and additional requirements of Audit Committee members, will make the recruitment and retention of directors even more difficult in the future. As a result, the board recently asked its Nominating Committee to review Harmonic’s director compensation package.

      The Nominating Committee of the board of directors studied thoroughly director compensation survey data provided by an executive compensation consulting firm and recommended to the board that the 2002 Director Option Plan replace the 1995 Director Option Plan. The Nominating Committee did not recommend any changes in cash compensation at this time. Following these recommendations, and after consultation with other third parties, including counsel, the board of directors concluded that the 1995 Director Option Plan is no longer competitive with equity compensation levels at public companies of similar size and profile. Consequently, in March 2002, the board of directors adopted the 2002 Director Plan, which will replace the 1995 Director Option Plan, subject to stockholder approval.

      Shares Subject to the 2002 Director Option Plan. Our board has reserved a maximum of 400,000 shares of our common stock for issuance under the 2002 Director Option Plan. The shares may be authorized, but unissued, or reacquired common stock.

      Administration. The 2002 Director Option Plan provides for grants of options to be made in two ways:

(a) Each non-employee director is automatically granted an option to purchase 20,000 shares, referred to as the “First Option,” on the date of either of the following events: (A) the date the 2002 Director Option Plan is approved by the stockholders of the Company or (B) the date on which such person first becomes a non-employee director, whether through election by our stockholders or appointment by our board of directors to fill a vacancy, provided, however, that an employee director who ceases to be an employee director but who remains a director will not receive a First Option upon the occurrence of (B); and

(b) Each non-employee director is automatically granted an option to purchase 10,000 shares, referred to as the “Annual Option” on the date of our annual stockholders meeting each year if on such dates he or she shall have served on our board of directors for at least the preceding six (6) months.

Accordingly, if the 2002 Director Option Plan is adopted by the stockholders at the Annual Meeting, each non-employee director would be granted automatically a First Option.

Our board of directors has the authority, in its discretion, to:

(i) determine the fair market value of our common stock;

(ii) interpret the 2002 Director Option Plan;

(iii) authorize any person to execute, on our behalf, any instrument required to effectuate the options granted under the 2002 Director Option Plan; and

(iv) make all other determinations deemed necessary or advisable for the administration of the 2002 Director Option Plan.

All decisions, determinations and interpretations of our board of directors shall be final.

      Eligibility. Only non-employee directors are eligible to receive nonstatutory stock options under the 2002 Director Option Plan. Currently, our board of directors consists of six (6) directors of whom five (5) are non-employee directors.

      Terms and Conditions of Options. Each option is evidenced by a director option agreement between us and the relevant non-employee director, and is subject to the following additional terms and conditions:

      Exercise Price. The exercise price of options granted under the 2002 Director Option Plan is 100% of the fair market value per share of our common stock on the date of grant.

      Exercise of Option. A First Option will vest monthly over 3 years from the date of grant. An Annual Option will vest monthly over 1 year from the date of grant. An option will be exercisable in whole or in part by giving us written notice, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

      Forms of Consideration. We receive no consideration for granting options under the 2002 Director Option Plan. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2002 Director Option Plan permits payment to be made by cash, check, other shares of common stock of the Company (with some restrictions), cashless exercises or any combination of these alternatives.

      Term of Option. The term of any option shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

      Termination of Directorship. If a non-employee director’s status as a director terminates for any reason, then all options held by him or her under the 2002 Director Option Plan expire 3 months following the termination. If the non-employee director’s status as a director terminates due to death or disability, then all options held by him or her under the 2002 Director Option Plan expire 12 (twelve) months following the termination. In no case may an option be exercised after the its 10-year term.

      Nontransferability of Options: Options granted under the 2002 Director Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the non-employee director’s lifetime only by the non-employee director.

      Other Provisions: The director option agreement may contain other terms, provisions and conditions consistent with the 2002 Director Option Plan as may be determined by the board.

      Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change-In-Control. In the event that our stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 2002 Director Option Plan, the number and class of shares of stock subject to any outstanding option, the exercise price of any such outstanding option and the number of shares that may be subsequently issued pursuant to First and Annual Options.

      In the event of our proposed liquidation or dissolution, any unexercised options will terminate prior to such action.

      In the event we are acquired pursuant to a merger or the sale of substantially all of our assets, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it shall continue to be exercisable as provided in the 2002 Director Option Plan. In addition, whether or not the successor corporation assumes an outstanding option or substitutes for it an equivalent option, immediately upon a change-in-control transaction as defined in the 2002 Director Option Plan, the option shall become fully vested and exercisable and shall remain exercisable in accordance with the provisions of the 2002 Director Option Plan and the applicable option agreement, but in any event, the option shall be fully vested and exercisable for a period of no shorter than three (3) months from the date of the change-in-control.

      Amendment and Termination of the 2002 Director Option Plan. Our board of directors may amend, alter, suspend or terminate the 2002 Director Option Plan, or any part thereof, at any time and for any reason. However, we will obtain stockholder approval for any amendment to the 2002 Director Option Plan to the extent necessary to comply with applicable laws or regulations. No such action by our board of directors or stockholders may alter or impair any option previously granted under the 2002 Director Option Plan without the consent of the non-employee director. Unless terminated earlier, the 2002 Director Option Plan will terminate ten (10) years from the later of its approval by our board of directors or our stockholders.

      Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for non-employee directors receiving options under the 2002 Director Option Plan and certain tax effects for us, based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

      Nonstatutory Stock Options. Options granted under the 2002 Director Option Plan do not qualify as incentive stock options under Section 422 of the Code. A non-employee director does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the non-employee director recognizes taxable income generally measured by the excess of the fair market value on the date of exercise for the shares exercised over the exercise price.

      We are entitled to a deduction in the same amount as the ordinary income recognized by the non-employee director. Upon a disposition of such shares by the non-employee director, any difference between the sale price and the relevant option’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on how long after exercise the shares are sold. Net capital gains on shares held more than 12 (twelve) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

      For the full text of the 2002 Director Option Plan, see “Appendix A.”

Vote Required and Recommendation

      The approval of the 2002 Director Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ADOPTION OF THE 2002 DIRECTOR OPTION PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

PROPOSAL THREE

2002 EMPLOYEE STOCK PURCHASE PLAN

      In March 2002, the Harmonic board of directors adopted the 2002 Employee Stock Purchase Plan (the “2002 ESPP”), subject to stockholder approval. The 2002 ESPP is intended to replace the 1995 Employee Stock Purchase Plan (the “1995 ESPP”), which will be terminated by our board of directors on or before July 1, 2002. The 1995 ESPP will be terminated because the Company believes that it has insufficient shares in the 1995 ESPP to satisfy forecast future purchases. Under accounting rules, the approval of additional shares for the 1995 ESPP could result in future non-cash compensation charges which, depending on the future market price per share of the Company’s common stock, could be significant. These future charges could arise in the second half of 2002 because the majority of our employees are currently enrolled in an ongoing offering period during which the purchase price of Harmonic common stock is $4.78, significantly below the current market value. If our stockholders adopt the 2002 ESPP, the purchase price of Harmonic stock in the first offering period of the 2002 ESPP, commencing July 1, 2002, would be reset to 85% of market value on that date, and no compensation charges will be incurred. The 2002 ESPP will have substantially the same terms as the 1995 ESPP and will become effective on July 1, 2002, subject to stockholder approval.

      Our board of directors has determined that it is in our best interests and the best interests of our stockholders to adopt the 2002 ESPP. If our stockholders approve the adoption of the 2002 ESPP, the total number of shares of common stock available to be issued under the plan will be 1,500,000. As of the date of the 2002 Annual Stockholders Meeting, no rights to purchase will have yet been granted under the plan.

      The following is a summary of the principal features of our 2002 ESPP. For the full text of the 2002 ESPP, please see “Appendix B.”

      Purpose. The purpose of the 2002 ESPP is to provide employees with an opportunity to purchase our common stock through payroll deductions. The Company believes that an employee stock purchase plan is an essential element of a competitive compensation package. These plans are offered by most companies with which Harmonic competes for employees. Currently, over 80% of our employees participate in the 1995 ESPP.

      Administration. Our 2002 ESPP shall be administered by the board of directors or a committee appointed by the board of directors. All questions of interpretation or application of the 2002 ESPP are determined by our board of directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

      Eligibility. Each of our employees and each employee of our designated subsidiaries, whose customary employment with the Company or the designated subsidiary is at least 20 (twenty) hours per week and more than 5 (five) months in any calendar year, is eligible to participate in the 2002 ESPP; except that no employee shall be granted an option under the 2002 ESPP

(i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of our stock or any of our subsidiaries, or

(ii) to the extent that his or her rights to purchase stock under all of our employee stock purchase plans or those of our subsidiaries accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

      Offering Period. Our 2002 ESPP has consecutive and overlapping twenty-four (24) month offering periods that begin every six months commencing on the first business day on or after each July 1 and January 1. Each twenty-four month offering period includes four six-month purchase periods, during which payroll deductions are accumulated and, at the end of which, shares of our common stock are purchased with a participant’s accumulated payroll deductions. If the 2002 ESPP is approved by the stockholders of the Company at the 2002 Stockholders Meeting, the first offering period will commence on July 1, 2002. Our board of directors has the power to change commencement date and/or the duration of future offering periods, if such change is announced at least five days prior to the scheduled beginning of the first offering period to be affected. To participate in the employee stock purchase plan, an eligible employee must authorize payroll deductions pursuant to the employee stock purchase plan. Such payroll deductions may not exceed 10% of a participant’s compensation during the offering period. For the purposes of the 2002 ESPP, compensation is defined as base straight time gross earnings, including commissions and payments for overtime and shift premium, but excluding all payments for incentive compensation, incentive payments, bonuses and other compensation. Once an employee becomes a participant in the 2002 ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the 2002 ESPP or the employee’s employment with us or our designated subsidiaries terminates. At the beginning of each offering period, each participant automatically is granted an option to purchase shares of our common stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each purchase period to the extent of the payroll deductions accumulated during such purchase period, unless the participant withdraws from the 2002 ESPP or his or her employment terminates.

      Purchase Price. Shares of our common stock are purchased under the 2002 ESPP at a purchase price of not less than 85% of the lesser of the fair market value of our common stock on

(i) the first day of the offering period or

(ii) the last day of the purchase period.

      The fair market value of our common stock on any relevant date will be the closing price per share as reported on the Nasdaq National Market, or the mean of the closing bid and asked prices, if no sales were reported, as quoted on such exchange or reported in The Wall Street Journal.

      Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions throughout each offering period. The number of shares of our common stock a participant may purchase in each offering period during an offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that purchase period by the purchase price; provided, however, that a participant may not purchase more than 3,000 shares in any purchase period. During the offering period, a participant may discontinue his or her participation in the employee stock purchase plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the plan and the administrator.

      All payroll deductions made for a participant are credited to the participant’s account under the employee stock purchase plan, are withheld in whole percentages only and are included with our general funds. Funds received by us pursuant to exercises under the 2002 ESPP are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

      Withdrawal. Generally, a participant may withdraw from an offering period at any time by written notice without affecting his or her eligibility to participate in future offering periods.

However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver to us a new subscription agreement.

      Termination of Employment. Upon termination of a participant’s employment for any reason, he or she will be deemed to have elected to withdraw from the 2002 ESPP and the payroll deductions credited to the participant’s account during the offering period but not yet used to exercise the option will be returned to the participant.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change-of-Control.

      Changes in Capitalization. Subject to any required action by our stockholders, the number of shares reserved under the 2002 ESPP, the number of shares that may be added to the 2002 ESPP on an annual basis, the maximum number of shares that may be purchased during any purchase period, as well as the price per share of common stock covered by each option under the 2002 ESPP which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by us; provided, however, that conversion of any of our convertible securities shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by our board of directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by us of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

      Dissolution or Liquidation. In the event of our proposed dissolution or liquidation, unless the board of directors determines otherwise the offering periods then in progress shall be shortened by setting a new exercise date and the offering period shall end on the new exercise date. The new exercise date shall be immediately prior to the dissolution or liquidation. If the board of directors shortens the offering periods then in progress, the board of directors shall notify each participant in writing, at least ten (10) business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

      Merger or Change of Control. In the event of any merger or our “change of control,” as defined in the 2002 ESPP, each option under the 2002 ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the board of directors shall shorten any purchase periods and offering periods then in progress by setting a new exercise date and any offering periods shall end on the new exercise date. The new exercise date shall be prior to the merger or change of control. If the board of directors shortens any purchase periods and offering periods then in progress, the board of directors shall notify each participant in writing, at least ten (10) business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

      Amendment and Termination of the Plan. Our board of directors may at any time and for any reason terminate or amend the 2002 ESPP. An offering period may be terminated by the board of directors at the end of any purchase period if the board of directors determines that termination of the 2002 ESPP is in our best interests and the best interests of our stockholders. Generally, no such termination can affect options previously granted. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders’ meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code.

      Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the board of directors shall be entitled to change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, and establish such other limitations or procedures as the board of directors determines in its sole discretion advisable which are consistent with the 2002 ESPP. Further, in the event that the board of directors determines that the ongoing operation of the 2002 ESPP may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the 2002 ESPP to reduce or eliminate such accounting consequence without stockholder approval or the consent of any 2002 ESPP participants.

      Certain Federal Income Tax Information. The following brief summary of the effect of federal income taxation upon the participant and us with respect to the shares purchased under the 2002 ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

      The 2002 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2002 ESPP are sold or otherwise disposed of. However, participants should be aware that the Internal Revenue Service has issued proposed regulations that would require Social Security (FICA) and FUTA taxes to be withheld on the spread of purchased 2002 ESPP shares on the date of purchase. Currently, these proposed regulations are slated to commence with purchases occurring on or after January 1, 2003. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. We generally are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

      Accounting Treatment. The issuance of common stock under the 2002 ESPP generally should not result in a direct compensation expense chargeable against the Company’s reported earnings. However, the Company must disclose, in footnotes to the Company’s financial statements, the impact the purchase rights granted under the 2002 ESPP would have upon the Company’s reported earnings were the value of those purchase rights treated as compensation expense.

      Stock Issuances. The table that follows shows, as to each of the Company’s executive officers named in the Summary Compensation Table of the Executive Compensation and Additional Information section of this Proxy Statement and the various indicated groups, the number of shares of common stock purchased under the 1995 ESPP during 2001 together with the weighted average purchase price paid per share.

	1995 Purchase Plan
	Transactions — 2001

	Number of	Weighted
	Purchased	Average
Name	Shares	Purchase Price

Anthony J. Ley	4,444	$4.781
Robin N. Dickson	4,444	4.781
Israel Levi	—	—
Patrick Harshman	1,960	4.781
Yaron Simler	4,444	4.781
All executive officers as a group (5 persons)	15,292	4.781
All non-employee directors as a group (5 persons)	—	—
All employees, including current officers who are not executive officers, as a group (700 persons)	958,616	4.840

      New Plan Benefits. No purchase rights have been granted, and no shares of common stock have been issued, under the 2002 ESPP.

Vote Required and Recommendation

      The approval of the 2002 ESPP requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ADOPTION OF THE 2002 ESPP AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The board of directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the year ending December 31, 2002. PricewaterhouseCoopers LLP has served as the Company’s independent accountants since 1989. PricewaterhouseCoopers has rotated Harmonic’s audit partners in compliance with current SEC regulations. In the event of a negative vote on the ratification of PricewaterhouseCoopers LLP, the board of directors will reconsider its selection. Information regarding fees billed to the Company by PricewaterhouseCoopers LLP can be found in the Report of the Audit Committee of the board of directors below. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

ADDITIONAL INFORMATION

Executive Compensation

      The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company whose salary plus bonus exceeded $100,000 in the last fiscal year (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company during the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001.

Summary Compensation Table

				Long Term
				Compensation

		Annual Compensation(1)		Securities
				Underlying
Name and Principal Position	Year	Salary	Bonus	Options

Anthony J. Ley,	2001	$448,269	$—	60,000
Chairman of the Board, President &	2000	359,327	50,000	70,000
Chief Executive Officer	1999	325,000	641,069	50,000
Robin N. Dickson,	2001	298,269	150,000	40,000
Chief Financial Officer	2000	209,690	30,000	45,000
	1999	183,596	374,781	24,000
Israel Levi,	2001	259,135	130,000	35,000
Senior Vice President,	2000	214,567	30,000	30,000
Systems & Technology	1999	185,000	384,916	20,000
Patrick Harshman,	2001	248,558	125,000	40,000
President, Broadband	2000	191,673	22,000	30,000
Access Networks	1999	130,504	116,994	18,000
Yaron Simler,	2001	222,115	105,000	30,000
President, Convergent Systems	2000	215,484	20,000	30,000
	1999	125,673	80,765	8,000

(1)	Other than compensation described above, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such executive officers salary.

Option Grants and Exercises

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Total Option			Price Appreciation for
	Underlying	Granted to			Option Term(2)
	Options	Employees in	Exercise or	Expiration
Name	Granted(1)	Fiscal Year	Base Price	Date	5%	10%

Anthony J. Ley	60,000	2.2%	$9.125	1/26/2011	$344,320	$872,574
Robin N. Dickson	40,000	1.5%	9.125	1/26/2011	229,547	581,716
Israel Levi	35,000	1.3%	9.125	1/26/2011	200,853	509,002
Patrick Harshman	40,000	1.5%	9.125	1/26/2011	229,547	581,716
Yaron Simler	30,000	1.1%	9.125	1/26/2011	172,160	436,287

(1)	The options were granted pursuant to the Company’s 1995 Stock Plan, and become exercisable at a rate of 1/4 of the shares subject to the option one year after the date of grant and an additional 1/48 of the shares at the end of each month thereafter, subject to continued service as an employee. The term of each option is ten years.

(2)	Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the SEC and do not represent the Company’s estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises will depend on the future financial performance of the Company, overall market conditions and the option holders’ continued employment through the vesting period.

      The following table provides information with respect to the exercise of stock options during 2001 and the value of stock options held as of December 31, 2001 by each of the Named Executive Officers.

Aggregate Option Exercises in Fiscal 2001 and Year-End Values

					Value of Unexercised
			Number of Securities		In-the-Money Options
	Shares		Options at 12/31/01		at 12/31/01(2)
	Acquired	Value
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Anthony J. Ley	120,832	$1,152,142	392,081	135,417	$2,090,540	$215,775
Robin N. Dickson	—	—	147,399	81,999	844,437	128,422
Israel Levi	—	—	105,305	65,501	366,359	113,948
Patrick Harshman	—	—	47,375	68,625	119,676	121,059
Yaron Simler	—	—	39,668	54,000	159,060	91,065

(1)	Value realized represents the difference between the exercise price of the options and the fair market value of the underlying securities on the date of exercise.

(2)	Calculated by determining the difference between the fair market value of the common stock as of December 31, 2001 and the exercise price of the underlying options.

Employment Agreements

      The Company has entered into change-of-control severance agreements with Mr. Ley, Mr. Dickson, and Mr. Levi which provide that in the event of termination within eighteen months of a change-in-control of the Company, Mr. Ley will receive a lump-sum payment of eighteen months’ salary and benefits, and Mr. Dickson, and Mr. Levi will each receive a lump-sum payment of one year’s salary and benefits. These agreements also provide for the acceleration of unvested stock options held by the Named Executive Officer, subject to certain limitations.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

      The members of the Compensation Committee of the board of directors are Messrs. Kvamme and Van Valkenburg, neither of whom is an employee of the Company.

      The Compensation Committee is responsible for the approval of the Company’s executive compensation policies. The Committee reviews and approves the base salary and incentive compensation paid to executive officers and administers the Company’s stock plans. The Company’s board of directors reviews and approves all stock option grants.

     Compensation Philosophy

      The Company’s executive compensation programs are designed to attract, motivate and retain executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. In addition to base salary, certain elements of total compensation are payable in the form of variable incentive plans tied to the performance of the Company and the individual, and in equity-based plans designed to closely align executive and stockholder interests.

      The three key components of executive compensation in 2001 were:

•	Base Salary

•	Incentive Bonus Plan

•	Stock Option Plan

     Base Salary

      Base salary for executives, including that of the chief executive officer, is set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. In order to evaluate the competitive position of the Company’s salary structure, the Committee makes reference to compensation surveys of comparable companies in the high-technology sector, the Company’s industry and the Company’s geographic location. Executive salary levels are set to approximate average rates, with the intent that superior performance under incentive bonus plans will enable the executive to elevate his total cash compensation to levels that are above the average of comparable companies. The Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions and individual performance and responsibilities.

     Incentive Bonus Plan

      The Company’s annual incentive bonus plan reflects the Committee’s belief that a meaningful component of executive compensation should be contingent on the performance of the Company and the individual executive officer. In 2001, the Company’s incentive bonus plan was based in part upon the retention of management talent in the Company, and in part upon the attainment of certain revenue and loss reduction goals with a target bonus established for each participant. In 2001, although the Company significantly increased its revenue and decreased its net loss in the second half of the year, compared to the first half, the Company’s financial results did not meet internal expectations of either revenue or pro forma operating loss and only the retention element of the bonuses were paid to those officers who remained with the Company during 2001.

     Stock Option Plans

      The Committee believes that the Company’s stock option plans are an essential tool to link the long-term interests of stockholders and employees, especially executive management, and serves to motivate executives to make decisions that will, in the long run, give the best returns to stockholders. Stock options are generally granted when an executive joins the Company, and on an annual basis thereafter. These options typically vest over a four year period and are granted at an exercise price equal to the fair market value of the Company’s common stock at the date of grant. The size of initial option grants is based upon the position, responsibilities and expected contribution of the individual, with subsequent grants also taking into account the individual’s performance and the vesting status of previously granted options. This approach is designed to maximize stockholder value over a long term, as no benefit is realized from the option grant unless the price of the Company’s common stock has increased over a number of years.

      In addition to the Option Plan, executive officers are eligible to participate in the Company’s 1995 ESPP. This plan allows eligible employees to purchase the Company’s common stock at a price equal to 85% of the lower of the fair market value at the beginning of the offering period or the fair market value at the end of the purchase period, with the purchase amount limited to 10% of base salary or applicable IRS regulations.

      Other elements of executive compensation include life and long-term disability insurance, medical benefits and a 401(k) deferred compensation plan. The Company makes matching contributions to the 401(k) plan up to $750 per annum per participant. Such benefits are available to all regular, full-time U.S. employees of the Company.

      The compensation of the Chief Executive Officer in 2001 was determined in a manner substantially consistent with that of other executive officers, except that Mr. Ley did not participate in the retention portion of the Incentive Bonus Plan.

     Section 162(m)

      We have considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless compensation is performance based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m).

Compensation Committee

E. Floyd Kvamme
David R. Van Valkenburg

Performance Graph

      Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company’s common stock with the cumulative return of the Nasdaq Telecom Index and of the Standard & Poor’s (S&P) 500 Index for the period commencing December 31, 1996 and ending on December 31, 2001. The graph assumes that $100 was invested in each of the Company’s common stock, in the S&P 500 and the Nasdaq Telecom Index on December 31, 1996. Historic stock price performance is not necessarily indicative of future stock price performance.

	12/31/96	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01

HLIT	100.00	70.74	121.91	1234.59	73.99	156.31
Nasdaq Telecom	100.00	145.97	241.58	431.01	183.57	122.88
S&P 500	100.00	133.45	172.19	208.54	189.97	167.58

Report of the Audit Committee of the Board of Directors

      The Audit Committee of the board of directors of Harmonic serves as the representative of the Board for general oversight of Harmonic’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring the compliance with laws and regulations. Harmonic’s management has primary responsibility for preparing financial statements and the financial reporting process.

      The Audit Committee is composed of three non-employee members, each of whom is independent as defined by the Nasdaq rules. Harmonic’s independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of Harmonic’s audited financial statements to generally accepted accounting principles.

      The Audit Committee of the board of directors has:

(i) reviewed and discussed the audited financial statements with Company management;

(ii) discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Accounting Standards 61; and

(iii) reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and has discussed with PricewaterhouseCoopers LLP its independence.

      Based on the foregoing review and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in Harmonic’s 2001 Annual Report on Form 10-K filed with the SEC.

     Fees Billed to the Company by PricewaterhouseCoopers LLP during Fiscal 2001:

      Audit Fees: The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of Harmonic’s fiscal year 2001 financial statements, and for the reviews of the financial statements included in each of the Company’s Forms 10-Q were $356,000.

      Financial Information Systems Design and Implementation Fees: PricewaterhouseCoopers LLP did provide any professional services for financial information systems design or implementation for fiscal year 2001.

      All Other Fees: Aggregate fees billed for all other services rendered by PricewaterhouseCoopers, principally tax services and accounting advice related to acquisitions and registration statements, for fiscal year 2001 were $511,000.

      The Audit Committee has considered whether the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP and has concluded that the independence of PricewaterhouseCoopers LLP is maintained and is not compromised by the services provided.

The Audit Committee

E. Floyd Kvamme
Michel Vaillaud
David Lane

      The information contained above under the captions “Report of the Compensation Committee of the Board of Directors on Executive Compensation” and “Performance Graph” and “Report of the Audit Committee of the Board of Directors” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s common stock as of the Record Date by (i) each beneficial owner of more than 5% of the Common Stock; (ii) each director and each nominee; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group. The Company was not aware of any beneficial owner of the Company’s common stock who held more than 5% of the Company’s common stock as of the Record Date. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

	Number of	Percent of
Name and Address of Beneficial Owner	Shares	Total

Anthony J. Ley(1)	781,862	1.3%
E. Floyd Kvamme	468,684	*
David A. Lane(2)	49,866	*
Lewis Solomon(3)	1,333	*
Michel L. Vaillaud(4)	39,666	*
David R. Van Valkenburg(5)	4,333	*
Robin N. Dickson(6)	225,124	*
Israel Levi(7)	136,422	*
Patrick Harshman(8)	70,089	*
Yaron Simler(9)	62,733	*
All directors and executive officers as a group (10 persons)(10)	1,840,112	3.0%

*	Percentage of shares beneficially owned is less than one percent of total.

(1)	Includes 432,913 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(2)	Includes 27,666 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(3)	Includes 1,333 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(4)	Includes 19,666 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(5)	Includes 2,333 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(6)	Includes 165,418 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(7)	Includes 124,679 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(8)	Includes 66,540 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(9)	Includes 54,459 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

(10)	Includes 895,007 shares which may be acquired upon exercise of options exercisable within 60 days of March 28, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that, with respect to 2001, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

Certain Relationships and Related Transactions

      Except for the compensation agreements and other arrangements that are described under “Change of Control and Severance Agreements” and the transactions described under “Transactions with Directors, Executive Officers and 5% Stockholders,” there was not during fiscal 2001, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, 5% stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Transactions with Directors, Executive Officers and 5% Stockholders

      Mr. Solomon, a director of the Company, is co-founder and Chief Executive Officer of Broadband Services, Inc. (BSI). During fiscal 2001, we recorded total revenues from sales to BSI of $4.9 million. We believe that our transactions with BSI were on terms no more favorable than those with unrelated parties.

OTHER MATTERS

      The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

Dated: April 16, 2002

By Order of the Board of Directors

JEFFREY D. SAPER,
Secretary

Appendix A

HARMONIC INC.

2002 DIRECTOR OPTION PLAN

      1.     Purposes of the Plan. The purposes of this 2002 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

      All options granted hereunder shall be nonstatutory stock options.

      2.     Definitions. As used herein, the following definitions shall apply:

a). “Board” means the Board of Directors of the Company.

b). “Change-in-Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

c). “Code” means the Internal Revenue Code of 1986, as amended.

d). “Common Stock” means the common stock of the Company.

e). “Company” means Harmonic Inc., a Delaware corporation.

f). “Director” means a member of the Board.

g). “Disability” means total and permanent disability as defined in section 22(e)(3) of the Code.

h). “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

i). “Exchange Act” means the Securities Exchange Act of 1934, as amended.

j). “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

k). “Inside Director” means a Director who is an Employee.

l). “Option” means a stock option granted pursuant to the Plan.

m). “Optioned Stock” means the Common Stock subject to an Option.

n). “Optionee” means a Director who holds an Option.

o). “Outside Director” means a Director who is not an Employee.

p). “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

q). “Plan” means this 2002 Director Option Plan.

r). “Securities Act” means the Securities Act of 1933, as amended.

s). “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

t). “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

      3.     Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

      4.     Administration and Grants of Options under the Plan.

a). Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

(ii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (the “First Option”) on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(iii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a “Subsequent Option”) on the date such Outside Director is reelected to the Board by the stockholders of the Company at the Company’s annual meeting of stockholders or otherwise; provided that he or she is then an Outside Director and if, as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan shall be conditioned upon obtaining such stockholder approval of the Plan.

(v) The terms of a First Option granted hereunder shall be as follows:

A. the term of the First Option shall be ten (10) years;

B. the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof;

C. the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option;

D. subject to Section 10 hereof, the First Option shall become exercisable as to 1/36th of the Shares subject to the First Option at the end of each month following its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vi) The terms of a Subsequent Option granted hereunder shall be as follows:

A. the term of the Subsequent Option shall be ten (10) years;

B. the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof;

C. the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option;

D. subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 1/12th of the Shares subject to the Subsequent Option at the end of each month following its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

      5.     Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

      The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

      6.     Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

      7.     Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of

a). cash;

b). check;

c). other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

d). consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

e). any combination of the foregoing methods of payment.

      8.     Exercise of Option.

a). Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

b). Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of such termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

c). Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

d). Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of death, the Shares covered by the unvested portion of the Option shall revert to the Plan. To the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      9.     Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      10.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change-in-Control.

a). Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

b). Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

c). Merger or Change-in-Control. In the event of a merger of the Company with or into another corporation or a Change-in-Control of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. In addition, whether or not the Successor Corporation assumes an outstanding option or substitutes for it an equivalent option, immediately upon a Change-in-Control each Option or option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 8(b) through (d) above. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of no shorter than 3 (three) months from the date of such Change-in-Control.

For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or Change-in-Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change-in-Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change-in-Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or Change-in-Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change-in-Control.

      11.     Amendment and Termination of the Plan.

a). Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

b). Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      12.     Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

      13.     Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15.     Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

Exhibit #1

HARMONIC INC.

2002 DIRECTOR OPTION AGREEMENT

      Harmonic Inc., (the “Company”), has granted to                                (the “Optionee”), an option to purchase a total of                                (          ) shares of the Company’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company’s 2002 Director Option Plan (the “Plan”) adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

      1.     Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

      2.     Exercise Price. The exercise price is $                     for each share of Common Stock.

      3.     Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

a). Right to Exercise.

(i) This Option shall become exercisable in installments cumulatively with respect to percent ( %) of the Optioned Stock one month after the date of grant, and as to an additional percent ( %) of the Optioned Stock on each monthly anniversary of the date of grant, so that one hundred percent (100%) of the Optioned Stock shall be exercisable years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

(ii) This Option may not be exercised for a fraction of a share.

(iii) In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

b). Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit 2, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

      4.     Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

a). cash;

b). check;

c). surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than 6 (six) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

d). delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

e). Any other term of consideration permitted under the Plan.

      5.     Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      6.     Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      7.     Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

      8.     Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of Section 83 in general and the availability of a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT:

HARMONIC INC.

a Delaware corporation

By:

Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:

Optionee

Exhibit #2

2002 DIRECTOR OPTION EXERCISE NOTICE

Harmonic Inc.

549 Baltic Way
Sunnyvale, CA 94089
Attention: Corporate Secretary

      1.     Exercise of Option. The undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                                shares of Common Stock (the “Shares”) of Harmonic Inc. (the “Company”) under and pursuant to the Company’s 2002 Director Option Plan and the Director Option Agreement dated                                (the “Agreement”).

      2.     Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

      3.     Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the “1933 Act”), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

      4.     Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      5.     Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

      6.     Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

OPTIONEE:	HARMONIC INC.

By:	By:

Its:

Address:
Dated:	Dated:

Appendix B

HARMONIC INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

      The following constitute the provisions of the 2002 Employee Stock Purchase Plan (the “Plan”) of Harmonic Inc.

      1.     Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423.

      2.     Definitions.

a). “Administrator” shall mean the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

b). “Board” shall mean the Board of Directors of the Company.

c). “Change-of-Control” shall mean the occurrence of any of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) the consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation;

(iv) a change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company, as applicable, as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of Directors of the Company.

d). “Code” shall mean the Internal Revenue Code of 1986, as amended.

e). “Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.

f). “Common Stock” shall mean the common stock of the Company.

g). “Company” shall mean Harmonic Inc., a Delaware corporation and any Designated Subsidiary of the Company.

h). “Compensation” shall mean all base straight time gross earnings, including commissions and payments for overtime and shift premiums, but exclusive of payments for incentive compensation, incentive payments, bonuses and other compensation.

i). “Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the Plan.

j). “Director” shall mean a member of the Board.

k). “Eligible Employee” shall mean any individual who is a common law employee of the Company or any Designated Subsidiary and whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

l). “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

m). “Exercise Date” shall mean the first Trading Day on or after July 1 and January 1 of each year. The first Exercise Date under the Plan shall be on January 1, 2003.

n). “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

o). “Offering Date” shall mean the first Trading Day of each Offering Period.

p). “Offering Periods” shall mean the periods of approximately 24 (twenty-four) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after July 1 and January 1 of each year and terminating on the first Trading Day on or after the January 1 and July 1 Offering Period commencement date approximately 24 (twenty-four) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

q). “Plan” shall mean this 2002 Employee Stock Purchase Plan.

r). “Purchase Period” shall mean the approximately six (6) month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Offering Date and end with the next Exercise Date.

s). “Purchase Price” shall mean 85% (eighty-five percent) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower;

provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

t). “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

u). “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

      3.     Eligibility.

a). Offering Periods. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan.

b). Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% (five percent) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds $25,000 (twenty-five thousand dollars) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4.     Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1 and January 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

      5.     Participation.

a). Offering Periods. An Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit 1 to this Plan and filing it with the Company’s payroll office at least 5 (five) days prior to the applicable Offering Date or as otherwise determined by the Administrator.

b). Payroll Deductions. Payroll deductions for a participant shall commence on the first payroll following the first day of the applicable Offering Period and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

      6.     Payroll Deductions.

a). At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% (ten percent) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period or Purchase Period, as the case may be. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

b). Payroll deductions for a participant shall commence on the first payday following the Offering Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof, for any Offering Period as determined.

c). All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

d). A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following 5 (five) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

e). Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

f). At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

      7.     Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 3,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b), 7 and 12 hereof. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement (attached hereto as Exhibit 1) to the Company at least 5 (five) days prior to an Offering Date or as otherwise determined by the Administrator. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

      8.     Exercise of Option.

a). Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

b). If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

      9.     Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

      10.     Withdrawal.

a). A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit 2 to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

b). A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

      11.     Termination of Employment. In the event a participant ceases to be an Eligible Employee of the Company or any Designated Subsidiary, as applicable, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

      12.     Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

      13.     Stock.

a). Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 1,500,000 shares.

b). Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

c). Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

      14.     Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

      15.     Designation of Beneficiary.

a). A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

b). Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

c). All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

      16.     Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

      17.     Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued, participants shall only have the rights of an unsecured creditor.

      18.     Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      19.     Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change-in-Control.

a). Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Sections 3(b), and 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

b). Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a New Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least 10 (ten) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

c). Merger or Change-of-Control. In the event of a merger or Change-of-Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change-of-Control. The Administrator shall notify each participant in writing, at least 10 (ten) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

      20.     Amendment or Termination.

a). The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

b). Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

c). In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

      21.     Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      22.     Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      23.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20 hereof.

      24.     Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Offering Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

Exhibit 1

HARMONIC INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

           Original Application

           Change in Payroll Deduction Rate

Change of Beneficiary(ies)	Offering Date

      1.           _____________________________ hereby elects to participate in the Harmonic, Inc. 2002 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

      2.     I hereby authorize payroll deductions from each paycheck in the amount of        % of my Compensation on each payday (from 0% to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

      3.     I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

      4.     I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

      5.     Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).

      6.     I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

      7.     I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

      8.     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:	(Please print)

(First)	(Middle)	(Last)

Relationship

Percentage Benefit	(Address)

NAME:	(Please print)

(First)	(Middle)	(Last)

Relationship

Percentage Benefit	(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

Exhibit 2

HARMONIC INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

      The undersigned participant in the Offering Period of the Harmonic Inc. 2002 Employee Stock Purchase Plan which began on                               ,            (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement. Name and Address of Participant:

Signature:

Date:

PROXY

HARMONIC INC.
549 Baltic Way
Sunnyvale, CA 94089

PROXY FOR AN
ANNUAL MEETING OF STOCKHOLDERS
May 17, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony J. Ley and Robin N. Dickson, and each or either of them as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Harmonic Inc., held of record by the undersigned on March 28, 2002 at the Annual Meeting of Stockholders of Harmonic Inc. to be held at the Marriott Hotel, 2700 Mission College Blvd., Santa Clara, California, 95054, on May 17, 2002, at 8:00 a.m. Pacific Time, or at any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April 16, 2002, and a copy of the Company's 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2002. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of the Company, gives notice of such revocation.

(Continued and to be marked, dated and signed on other side)

Δ FOLD AND DETACH HERE Δ

You can now access your Harmonic Inc. account online.

Access your Harmonic, Inc. stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, agent for Harmonic Inc., now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status

•	View certificate history

•	View book-entry information

•	Make address changes

•	Obtain a duplicate 1099 tax form

•	Establish/change your PIN

Visit us on the web at http://www.mellon-investor.com
and follow the instructions shown on this page.

Step 1: First Time Users — Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirectSM is currently only available for domestic individual and joint accounts.

•	SSN

•	PIN

•	Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

•	SSN

•	PIN

•	Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

•	Certificate History

•	Book-Entry Information

•	Issue Certificate

•	Address Change

•	Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON. THIS PROXY WILL BE VOTED FOR PROPOSAL
NOS. 1, 2, 3, 4 AND 5 IF NO SPECIFICATION IS MADE.

Please mark your votes as indicated in this example.

The Board of Directors of Harmonic Inc. recommends a vote FOR Proposal Nos. 1, 2, 3, 4 and 5.

1.	To elect the following directors to serve for the ensuing year or until their successors are elected and duly qualified:
	FOR	WITHHELD

01 Anthony J. Ley, 02 E. Floyd Kvamme, 03 David A. Lane, 04 Lewis Solomon, 05 Michel Vaillaud and 06 David R. Van Valkenburg.

To withhold authority to vote for a particular nominee or nominees, write the name(s) of such nominee(s) here: ________________________________

Proposal 2.	To approve the adoption of the 2002 Director Option Plan.

FOR	AGAINST	ABSTAIN

Proposal 3.	To approve the adoption of the 2002 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN

Proposal 4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

FOR	AGAINST	ABSTAIN

Proposal 5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

FOR	AGAINST	ABSTAIN

WILL ATTEND
If you plan to attend the Annual Meeting, please mark the WILL ATTEND box

Please disregard if you have previously provided your consent decision.

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature_____________________________________	Date__________________

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

Δ FOLD AND DETACH HERE Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/hlit

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Telephone
1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

Mail

Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.